                                          EDISON INTERNATIONAL TIER LIST
                                          ------------------------------

                                              AS OF DECEMBER 31, 2001

Numbers on left are                                                                     U.S. corporations
tier level indicators.                                                                 shown in all caps.

                                                  HOLDING COMPANY
                                                  ---------------

00     EDISON INTERNATIONAL is a corporation organized under the laws of the State of California and having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 999), Rosemead, California 91770.  It
       was organized principally to acquire and hold securities of other corporations for investment purposes.
       Edison International has the following subsidiaries:

                                               UTILITY SUBSIDIARIES
                                               --------------------

01     SOUTHERN CALIFORNIA EDISON COMPANY ("SCE") is a California corporation having its principal place of business at 2244 Walnut Grove Avenue (P.O. Box 800), Rosemead, California 91770.  SCE is a public utility primarily engaged in the business of supplying electric energy to portions of central and southern
       California, excluding the City of Los Angeles and certain other cities.  Unless otherwise indicated, its subsidiaries have the same principal place of business as Southern California Edison Company:

02        CALIFORNIA ELECTRIC POWER COMPANY (inactive).

02        CONSERVATION FINANCING CORPORATION is a California corporation engaged in the remediation and mitigation of environmental liabilities.

02        EDISON ESI is a California corporation engaged in the business of marketing services, products, information, and copyrighted materials to third parties on behalf of SCE.

02        Edison Material Supply is a Delaware limited liability company that provides procurement, inventory and warehousing services.

02        MONO POWER COMPANY is an inactive California corporation that has been engaged in the business of exploring for and developing fuel resources.

03            The Bear Creek Uranium Company is an inactive California partnership between Mono Power Company
              (50%) and Union Pacific Resources (50%) that has been engaged in reclamation of an integrated uranium mining and milling complex in Wyoming.

02        SCE CAPITAL COMPANY (inactive Delaware corporation).

02        SCE Funding LLC is a Delaware limited liability company that acts as a financing vehicle for rate reduction bonds.

02        SCE Trust I is a Delaware business trust organized to act as a financing vehicle.

02        SCE Trust II is a Delaware business trust organized to act as a financing vehicle.

                                     Page 1

02        SCE UK Services Ltd. is a United Kingdom private limited company having its registered office at
          Lansdowne House, Berkeley Square, London, England W1X 5DH, which provides auditing services for affiliated companies.

02        SOUTHERN STATES REALTY is a California corporation engaged in holding real estate assets for SCE.

                                              NONUTILITY SUBSIDIARIES
                                              -----------------------

01     EDISON DRIVES ELECTRIC is a California corporation having its principal place of business at 2244 Walnut
       Grove Avenue, Rosemead, California 91770, which is engaged in administering a vehicle lease program for
       Edison International employees.

01     EDISON ENERGY (inactive)

01     EDISON INSURANCE SERVICES, INC., is a Hawaii corporation having its principal executive office at 1099
       Alakea Street, 22nd Floor, Honolulu, Hawaii 96813, which provides domestic and foreign property damage and business interruption insurance to Edison International and its subsidiaries.

01     EDISON INTERNATIONAL POWER (inactive)

01     EDISON VENTURES is a California corporation having its principal place of business at 2244 Walnut Grove
       Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of its nonutility subsidiaries.  The subsidiaries of Edison Ventures are as follows:

02        EDISON TRANSENERGY is a California corporation having its principal place of business at 2244 Walnut
          Grove Avenue, Rosemead, California 91770, which is engaged in pipeline development activities to transport crude oil.

01     EIX Trust I is a Delaware business trust that acts as a financing vehicle.

01     EIX Trust II is a Delaware business trust that acts as a financing vehicle.

01     EIX Trust III is a Delaware business trust organized to act as a financing vehicle.

01     THE MISSION GROUP is a California corporation having its principal place of business at 2244 Walnut Grove
       Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of nonutility companies.  The subsidiaries of The Mission Group are as follows:

02        EDISON ENTERPRISES is a California corporation having its principal place of business at 2244 Walnut
          Grove Avenue, Rosemead, California 91770, which owns the stock and coordinates the activities of its nonutility subsidiaries.  The subsidiaries of Edison Enterprises are as follows:

03            EDISON SOURCE is a California corporation having its principal place of business at 18101 Von
              Karman Avenue, Suite 1700, Irvine, California 92612-1046, which owns the stock of its subsidiaries.  The majority of the assets of Edison Source were sold to its former management in
              October 2001.

04               Edison Source Norvik Company is a Canadian company having its principal place of business at
                 1959 Upper Water Street, Suite 800, Halifax, NS B3J 2X2.  It is engaged in the business of providing rapid battery charging technology for the electric fork lift market.

04               G.H.V. REFRIGERATION, INC. is an inactive California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770.

03            EDISON SELECT was a California corporation that had its principal place of business at 955 Overland
              Court, San Dimas, California 91773.  It was engaged in the business of providing consumer products and services.  This entity and its subsidiaries were sold to Tyco International Ltd./ADT Security
              Services, Inc. in August 2001.

04               EDISON HOME PROTECTION COMPANY (Inactive)

                                     Page 2

04               SELECT HOME WARRANTY COMPANY (Inactive)

04               EDISON SECURITY CORP. [formerly Westec Residential Security, Inc.] was a Delaware corporation that had its principal place of business at 955 Overland Court, San Dimas, California 91773.  It
                 was engaged in the business of providing home security services.

04               VALLEY BURGLAR & FIRE ALARM CO., INC. was a California corporation that had its principal place of business at 955 Overland Court, San Dimas, California 91773.  It was engaged in the business of providing home security services.

03            EDISON UTILITY SERVICES was a California corporation that had it principal place of business at 955
              Overland Court, San Dimas, California 91773.  It was engaged in the business of providing services including billing and transmission and distribution outsourcing.  This entity was sold to SRM-ENCO
              LLC in January 2001.

02        EDISON ENVIRONMENTAL SERVICES is an inactive California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770.

02        EDISON O&M SERVICES is a California corporation having its principal place of business at 1321 South
          State College Boulevard, Fullerton, California 92831, that provides generation operation and maintenance services.

02        EDISON TECHNOLOGY SOLUTIONS ("ETS") is an inactive California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770.  The subsidiaries of Edison
          Technology Solutions are as follows:

03            EDISON EV is an inactive California corporation having its principal place of business at 2244
              Walnut Grove Avenue, Rosemead, California 91770.

03            FACILICHEM, INC., is a California corporation having its principal place of business at 333
              Ravenswood Avenue, Menlo Park, California 94025, which was organized to engage in the research, development and commercialization of liquid membrane technologies for application in specific industrial and chemical processes.  ETS has a 10% ownership interest with an option to increase that interest to 16.66%

02        EDISON CAPITAL is a California corporation having its principal place of business at 18101 Von Karman
          Avenue, Suite 1700, Irvine, California 92612-1046.  It is engaged in the business of leveraged-leasing transactions and other project financings, either directly or through subsidiaries.  Edison Capital owns a group of subsidiaries and has interests in various partnerships through its subsidiaries.  The subsidiaries and partnerships of Edison Capital are listed below. Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California, and have the same principal place of business as Edison Capital.

03     BURLINGTON APARTMENTS, INC.
03     Edison Capital Europe Limited (UK corporation)
       Address:  Lansdowne House, Berkeley Square, London, England W1X 5DH
03     EDISON CAPITAL VENTURES
03     EDISON FUNDING COMPANY
       [directly owns 0.08% of Edison Funding Omicron Incorporated; see listing under Edison Housing
       Consolidation Company)
04        EDISON CAPITAL HOUSING INVESTMENTS
          [directly owns 0.35% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
          [directly owns 35.52% of Edison Funding Omicron Incorporated; see listing under Edison Housing
          Consolidation Co.]
05            1st Time Homebuyer Opportunities LP (Chester County Homes) 99%
05            1732 Champa LP (Buerger Brothers Lofts) 99%
05            18303 Kittridge Associates LP 99%
05            210 Washington Avenue Associates (Renaissance Plaza) (Connecticut partnership) 99%
05            2400 Locust Associates LP (Locust on the Park) 99%
05            3790 Wisconsin Street Partners LP (Wisconsin III) 99.9%
05            Argyle Redevelopment Partnership, Ltd. (Colorado partnership) 99%

                                     Page 3

05            Auburn Manor L.L.C. 50%
05            Bartlett Hill Associates LP 99%
05            CCS/Bellingham LP (Washington Grocery Building) 99%
05            Cincinnati Ravenwood Apartments LP 99%
05            Conejo Valley Community Housing Associates (Community House Apartments) 99%
05            EAST COAST CAPITAL, INC. (Massachusetts corporation)
              Address:  240 Commercial Street, Boston, MA 02109-1336
05            EC ASSET SERVICES, INC. (Massachusetts corporation)
              Address:  240 Commercial Street, Boston, MA 02109-1336
05            EC PROPERTIES, INC. (Massachusetts corporation)
              Address:  240 Commercial Street, Boston, MA 02109-1336
06               Corporations for Affordable Housing LP 1%GP
07                  Arbor Lane Associates Phase II LP (Timberwood) 99%
07                  Arroyo Vista Associates LP 99%
07                  Artloft Associates LP 35.6%
07                  Caleb Affordable Housing Associates LP (Ledges/Pinebrook) 99%
07                  The Carlin LP 99%
07                  Diamond Phase III Venture LP 99%
07                  Fairmont Hotel Urban Renewal Associates LP 99%
07                  Mackenzie Park Associates LP 99%
07                  Parkside Associates LP (Parkside Garden) 99%
07                  Pines Housing LP 99%
07                  Pines Housing II, LP 99%
07                  Smyrna Gardens Associates LP 99%
07                  Tioga Gardens LP 99%
07                  Walden Pond, LP (Hamlet) 99%
06               Corporations for Affordable Housing LP II 1%GP
07                  2601 North Broad Street Associates LP (Station House) 99%
07                  Artloft Associates LP 53.39%
07                  Brookline Housing Associates LLC (Bridgewater) 99%
07                  EDA LP (Eagle's Nest) 99%
07                  Edgewood Manor Associates II LP 99%
07                  Gateway Housing LP (Gateway Townhomes) 99%
07                  Homestead Village Associates LP 99%
07                  Junction City Apartments LP (Green Park) 99%
07                  Liberty House Associates LP 99%
07                  Maple Ridge Development Associates LP 99%
07                  Parsonage Cottage Senior Residence LP 99%
07                  Rittenhouse School LP 99%
07                  Silver City Housing LP 99%
07                  South 55th Street, LP 99%
07                  W. M. Housing Associates LP (Williamsport Manor) 99%
07                  Winnsboro Apartments LP (Deer Wood) 99%
05            EC PROPERTIES III, INC. (Massachusetts corporation)
              Address:  240 Commercial Street, Boston, MA 02109-1336
06               Corporations for Affordable Housing LP III 1%GP
07                  Piedmont Housing Associates 99%
07                  Pines Housing III 99%
07                  Salem Lafayette Urban Renewal Associates, LP 99%
07                  Spring Valley Commons LP 99%
07                  Stevenson Housing Associates (Park Vista) 99%
05            EC-SLP, INC. (Massachusetts corporation)
              Address:  240 Commercial Street, Boston, MA 02109-1336
05            ECHI-A COMPANY
05            ECHI-B COMPANY
05            ECHI Wyvernwood, Inc.
05            ECH/HFC GP Partnership No. 1 34.9%GP
06               Edison Capital Housing Partners VII LP 19.4%GP
07                  C-Court LP (Cawelti Court) 99%
07                  Cottonwood Affordable Housing LP 99%
07                  Fifth and Wilshire Apartments LP 99%
07                  Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
07                  Huff Avenue Associates LP 99%

                                     Page 4

07                  Mountain View Townhomes Associates LP 99%
07                  Oak Forest Associates LP 99%
07                  Paradise Road Partners LP (Gateway Village) 99%
07                  Woodland Arms Apartments, Ltd. 99%
05            ECH/HFC GP Partnership No. 2 56.7%GP
06               Edison Capital Housing Partners VIII LP 18.54%GP
07                  Catalonia Associates LP 99%
07                  Ohlone Housing Associates LP 99%
05            ECHP INVESTMENT COMPANY
06               ECHP LLC
07                  Edison Capital Housing Partners XVI LP 0.01%GP
08                      Bouquet Canyon Seniors LP 99%
08                      Diamond Creek Apartments LP 99.9%
08                      Eugene Hotel LP 99.9%
08                      Hilltop Farms LP 99.9%
08                      KDF Park Glenn LP (Park Glenn) 99%
08                      KDF Park Glenn Seniors LP (Park Glenn II) 99.9%
08                      King Road Associates LP 99.9%
08                      LL Housing LP (Maryland partnership) (Laurel Lakes) 99%
08                      Red Lake LP #1 99%
08                      San Martin de Porres LP 99.9%
08                      Southern Hotel LP 99.9%
08                      Terra Cotta Housing Associates LP 99.9%
07                  Edison Capital Housing Partners XVII LP 0.01%GP
08                      Antelope Associates LP 99%
08                      Baker Park Associates LP 99%
08                      Fremont Building LP (Crescent Arms) 99%
08                      Hercules Senior Housing Associates 99.9%
08                      La Terraza Associates LP (Carlsbad Villas at Camino Real) 99%
08                      Parkview Apartments Associates LP (Parkview/Sunburst) 99.9%
08                      Quebec Arms Apartments LP 99.9%
08                      Sky Parkway Housing Associates LP 99%
08                      Sunset Creek Partners LP 99%
08                      University Manor Apartments LP 99.9%
08                      Vista Verde Housing Associates LP 99.9%
07                  Edison Capital Housing Partners XVIII LP 0.01%GP
08                      Aaron Michael Associates LP 99.9%
08                      Bracher Associates LP 99%
08                      Florin Woods Associates LP 99%
08                      Lovejoy Station LP 99.9%
08                      OL Hope LP (Olympic Hope) 99.9%
08                      Palmer Heights, LLC 99
08                      Pinmore Associates LP 99%
08                      SD Regency Centre LP 99.9%
07                  Edison Capital Housing Partners XIX LP 0.01%GP
08                      Cochrane Village Apartments LP 99%
08                      CCS/Mount Vernon Housing LP (La Venture) 99%
08                      Ontario Senior Housing LP (Ontario Plaza) 99%
08                      Pecan Court Associates LP 99.9%
08                      Pellettieri Homes Urban Renewal Associates, LP 99%
08                      Rincon De Los Esteros Associates LP 99%
08                      KDF Santa Paula LP (Santa Paula) 99%
08                      Schoolhouse Court Housing Associates LP 99.9%
08                      Virginia Lane LP 99.9%
08                      Winfield Hill Associates LP 99%
05            EDISON CAPITAL AFFORDABLE HOUSING 97 V
05            EDISON CAPITAL AFFORDABLE HOUSING 97 VI
05            EDISON CAPITAL AFFORDABLE HOUSING 97 VII
05            EDISON CAPITAL AFFORDABLE HOUSING 97 VIII
05            EDISON CAPITAL AFFORDABLE HOUSING 99A COMPANY
05            Edison Capital Affordable Housing 99A G.P. 27.69%GP
06               Edison Capital Housing Partners IX LP 13.5533%GP
07                  1010 SVN Associates LP 99.9%

                                     Page 5

07                  2814 Fifth Street Associates LP (Land Park Woods) 99%
07                  Alma Place Associates LP 99%
07                  Knolls Community Associates LP 99.9%
07                  Monterra Village Associates LP 99%
07                  Pacific Terrace Associates LP 99.9%
07                  PVA LP (Park Victoria) 99%
07                  Sherman Glen, L.L.C. 99%
07                  Strobridge Housing Associates LP 99%
07                  Trolley Terrace Townhomes LP 99.9%
07                  Walnut Avenue Partnership LP 99%
05            EDISON CAPITAL AFFORDABLE HOUSING 99B COMPANY 99.99%
05            Edison Capital Affordable Housing 99B G.P. 99.99%GP
06               Edison Capital Housing Partners X LP 19.3952%GP
07                  Beacon Manor Associates LP 99.9%
07                  Boulder Creek Apartments LP 99.9%
07                  Burlington Senior Housing LLC 99.9%
07                  CCS/Renton Housing LP (Renton) 99.9%
07                  Coolidge Station Apartments L.L.C. 99%
07                  Lark Ellen LP 99%
07                  Mercy Housing California IX LP (Sycamore) 99.9%
07                  Morgan Hill Ranch Housing LP 99%
07                  Pacifica Community Associates LP (Villa Pacifica) 99.9%
07                  Persimmon Associates LP 99%
07                  Providence-Brown Street Housing LP (Brown Street) 99.9%
07                  San Juan Commons 1996 LP 99.9%
07                  Timber Sound, Ltd. 99%
07                  Timber Sound II, Ltd. 99%
07                  Trinity Park Apartments LP 99.9%
07                  Venbury Trail LP 99.9%
06               Edison Capital Housing Partners XI LP 18.62486%GP
07                  1475 167th Avenue Associates LP (Bermuda Gardens) 99.9%
07                  Auburn Manor Apartments LP 99.9%
07                  Barnsdall Court LP (Villa Mariposa) 99%
07                  Borregas Court LP 99%
07                  Bryson Family Apartments LP 99.9%
07                  Carson Housing LP 98%
07                  Casa Rampart LP (Rampart Apartments) 98.9%
07                  Davis MHA Twin Pines Community Associates LP (Northstar Apartments) 99%
07                  Eastwood Homes LP 99%
07                  Electra Arms Senior Associates LP 99%
07                  Grace Housing LP 99%
07                  Stony Point Apartment Investors LP (Panas Place) 99.9%
07                  Wall Street Palmer House LP 99%
07                  Wilmington Housing Associates LP (New Harbor Vista) 99.9%
06               Edison Capital Housing Partners XII LP 13.73759%GP
07                  Cedarshores Limited Dividend Housing Association LP 98.99%
07                  Heritage Partners LP 99%
07                  Osage Terrace LP 99.89%
07                  West Oaks Apartments LP 99.9%
07                  Yale Street LP 99.9%
06               Edison Capital Housing Partners XIII LP 17.03513%GP
07                  Alhambra Apartments LP 99.9%
07                  Chamber Apartments LP 99%
07                  Park Land Senior Apartments Investors LP (Banducci) 99.9%
07                  President John Adams Manor Apartments LP 99.9%
07                  Riverwalk Apartments, Ltd. (Colorado) 99%
07                  Rosecreek Senior Living LP 99.9%
07                  Twin Ponds Apartments LP 99.9%
07                  Woodleaf Village LP 98.99%
07                  Women's Westlake LP (Dorothy Day) 99%
06               Edison Capital Housing Partners XIV LP 7.61%GP
07                  Apollo Development Associates LP (Apollo Hotel) 99.9%
07                  Carson Terrace LP 99.9%

                                     Page 6

07                  Don Avante Association II LP (Village Avante) 99.9%
07                  Preservation Properties I 99.9%
07                  Preservation Properties II 99.9%
07                  Preservation Properties III 99.9%
07                  Preservation Properties IV 99.9%
07                  Preservation Properties V 99.9%
07                  Rowland Heights Preservation LP 99.9%
07                  Springdale Preservation LP (Springdale West) 99.9%
06               Edison Capital Housing Partners XV LP 9.567%GP
07                  708 Pico LP (Wavecrest Apartments) 99.9%
07                  Benton Green LP 99.9%
07                  Don Avante Association I LP (Don de Dios) 99.9%
07                  Emmanuel Grant Company LLC (Capitol Heights) 99.9%
07                  Highland Village Partners LP 99.9%
07                  I.G. Partners LP (Islands Gardens) 99.9%
07                  Karen Partners LP 99.9%
07                  Lilac Estates LP 99.9%
07                  Mountainlands Housing Partners LP (Holiday Village Apartments) 99.9%
07                  NAHF Brockton LP (Southfield Gardens) 99.9%
07                  Northern Senior Housing LP (St. Johnsbury) 99.9%
07                  Park Place 1998, LLC 99.9%
07                  Park Williams Partners LP 99.9%
07                  Patriots Pointe at Colonial Hills LP 99.9%
07                  PlumTree Preservation LP 99.9%
07                  Poinsettia Housing Associates 99.9%
07                  Project Home I LLC 99.99%
07                  Saratoga Vacaville LP (Saratoga Senior) 99.9%
07                  Serena Sunbow LP (Villa Serena) 99.9%
07                  St. Regis Park LP (Pear Tree) 99.9%
07                  Vista Sonoma Senior Living LP 99.9%
07                  Westfair LLC (Cedar Ridge) 99.9%
07                  Windrush Apartments of Statesville LP 99.9%
07                  Wingate LLC (Regency Park) 99.9%
05            Edison Capital Contributions VI Partners 91.77%GP
06               ECH Investor Partners VI-A LP 15.39%GP
07                  Edison Capital Housing Partners VI LP 61.82%GP
08                      Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
08                      Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
08                      Altamont Hotel Associates LP 99%
08                      Bradley Manor Senior Apartments LP 99%
08                      Double X Associates 1995 LP (Terrace Manor) 99%
08                      Hamilton Place Apartments LP (Larkin Place) 99%
08                      Hamilton Place Senior Living LP 99%
08                      Hearthstone Group 3 LP (Evergreen Court) 99%
08                      KDF Malabar LP 99%
08                      LINC-Bristol Associates I, LP (City Gardens) 99%
08                      MAS-WT, LP (Washington Terrace) 99%
08                      Northwood Manor Associates LP 99%
08                      Silver Lake Properties LP 99%
08                      University Park Properties LP 99%
08                      Upland Senior Housing LP (Coy D. Estes) 99%
08                      Vista Properties LLC (Vista View) 99%
08                      Vista Verde Townhomes II LLC 99%
06               ECH Investor Partners VI-B LP 100%GP
07                  Edison Capital Housing Partners VI LP 37.18%GP
08                      Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
08                      Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
08                      Altamont Hotel Associates LP 99%
08                      Bradley Manor Senior Apartments LP 99%
08                      Double X Associates 1995 LP (Terrace Manor) 99%
08                      Hamilton Place Apartments LP (Larkin Place) 99%
08                      Hamilton Place Senior Living LP 99%
08                      Hearthstone Group 3 LP (Evergreen Court) 99%

                                     Page 7

08                      KDF Malabar LP 99%
08                      LINC-Bristol Associates I, LP (City Gardens) 99%
08                      MAS-WT, LP (Washington Terrace) 99%
08                      Northwood Manor Associates LP 99%
08                      Silver Lake Properties LP 99%
08                      University Park Properties LP 99%
08                      Upland Senior Housing LP (Coy D. Estes) 99%
08                      Vista Properties LLC (Vista View) 99%
08                      Vista Verde Townhomes II LLC 99%
05            EDISON CAPITAL HOUSING DELAWARE, INC.
06               B.A.I. Edison Ravenwood LP (Ravenwood) 90%GP
07                  Cincinnati Ravenwood Apartments LP 0.1%GP
05            Edison Capital Housing Partners V LP 100%GP
06               AMCAL Santa Barbara Fund XXXVI LP (Positano) 99%
06               Bodega Hills Investors LP 99%
06               Mercy Housing California IV LP (Vista Grande) 99%
06               Park Place Terrace LP 99%
06               River Walk Apartments Homes LP 99%
06               San Diego Golden Villa Partners LP (Golden Villa) 99%
06               Santa Alicia Gardens Townhomes LP (The Gardens) 99%
06               St. Hedwig's Gardens LP 99%
06               Sunshine Terrace LP 99%
06               Union Meadows Associates LLC 99%
05            EDISON CAPITAL HOUSING FLORIDA
05            EDISON CAPITAL HOUSING MANAGEMENT
05            EDISON CAPITAL HOUSING NEW JERSEY
              [owns 6.16% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            EDISON CAPITAL HOUSING NEW YORK
06               WPA/Edison LLC (Pier A) 99%
05            EDISON CAPITAL HOUSING PENNSYLVANIA
              [owns 5.26% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP)
              55.52% [also owned 0.08% by Edison Funding Company and 44.40% by Edison Housing Consolidation Co.]
06               EDISON FUNDING OLIVE COURT 100%
07                  Olive Court Housing Associates LP 0.6%
05            EDISON HOUSING NORTH CAROLINA
06               Edison Capital Contributions VI Partners 4.03%
07                  ECH Investor Partners VI-A LP 15.39%GP
08                      Edison Capital Housing Partners VI LP 61.82%GP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%
09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
07                  ECH Investor Partners VI-B LP 100%GP
08                      Edison Capital Housing Partners VI LP 37.18%GP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%

                                     Page 8

09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
05            EDISON HOUSING OREGON, INC.
05            EDISON HOUSING SOUTH CAROLINA
06               Edison Capital Contributions VI Partners 4.20%
07                  ECH Investor Partners VI-A LP 15.39%GP
08                      Edison Capital Housing Partners VI LP 61.82%GP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%
09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
07                  ECH Investor Partners VI-B LP 100%GP
08                      Edison Capital Housing Partners VI LP 37.18%GP
09                         Admiralty Heights Associates II 1995 LP (Kent Manor) 99%
09                         Affordable/Citrus Glenn Phase II, Ltd. (Citrus Glenn Apts. Phase II) 99%
09                         Altamont Hotel Associates LP 99%
09                         Bradley Manor Senior Apartments LP 99%
09                         Double X Associates 1995 LP (Terrace Manor) 99%
09                         Hamilton Place Apartments LP (Larkin Place) 99%
09                         Hamilton Place Senior Living LP 99%
09                         Hearthstone Group 3 LP (Evergreen Court) 99%
09                         KDF Malabar LP 99%
09                         LINC-Bristol Associates I, LP (City Gardens) 99%
09                         MAS-WT, LP (Washington Terrace) 99%
09                         Northwood Manor Associates LP 99%
09                         Silver Lake Properties LP 99%
09                         University Park Properties LP 99%
09                         Upland Senior Housing LP (Coy D. Estes) 99%
09                         Vista Properties LLC (Vista View) 99%
09                         Vista Verde Townhomes II LLC 99%
05            EHI DEVELOPMENT COMPANY
05            EHI DEVELOPMENT FUND
05            Florence Apartments LLC 99%
05            Harry Clark Jr. Residential Center LLC 99%
05            Hotel Elkhart L.L.C. (The Cornerstone) 99%
05            Josephinum Associates LP, The (Washington partnership) 99%
05            Kennedy Lofts Associates LP (Massachusetts partnership) 99%
05            LL Housing L.L.C. 24.5%
05            Madison/Mollison LP (Park Mollison) 99%

                                     Page 9

05            Maplewood Housing Associates LP 99.9%
05            MH I LP 1%GP
06               California Park Apartments LP 99%
05            MH II LP 1%GP
06               5363 Dent Avenue Associates LP 99%
05            MH III LP 1%GP
06               DeRose Housing Associates LP 99%
05            MH IV LP 1%GP
06               MPT Apartments LP (MacArthur Park) 99%
05            MH V LP 1%GP
06               Centennial Place LP 99%
05            MHICAL 94 COMPANY
              [owns 19.32% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MHICAL 94 LP (Delaware partnership) 1%GP
06               Mayacamas Village Associates LP 99%
06               West Capital Courtyard LP 99%
05            MHICAL 95 LP (Delaware partnership) 1%GP
06               Abby Associates LP (Windmere) 99%
06               Colina Vista LP 99%
06               Mercy Housing California VI LP (205 Jones) 99%
05            MHICAL 96 LP (Delaware partnership) 1%GP
06               Greenway Village Associates LP 99%
06               Kennedy Court Partners LP 99%
06               Klamath Associates LP 99%
06               Westgate Townhomes Associates LP 99%
05            MHICAL 95 COMPANY
06               ECH/HFC GP Partnership No. 2 43.3%
07                  Edison Capital Housing Partners VIII LP 18.54%GP
08                      Catalonia Associates LP 99%
08                      Ohlone Housing Associates LP 99%
06               EDISON HOUSING CONSOLIDATION CO. (formerly Edison Housing Georgia) 29.90%
07                  EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron
                    GP) 44.40% [also owned 0.08% by Edison Funding Company and 55.52% by Edison Capital Housing
                    Investments]
08                      16th and Church Street Associates LP 99%
08                      1856 Wells Court Partners, LP (Wells Court) 99%
08                      AE Associates LP (Avenida Espana) 99%
08                      Agape Housing LP 99%
08                      Anglo Edison Ravenwood L.L.C. 99%
08                      Brantwood II Associates LP 99%
08                      Brooks School Associates LP 99%
08                      Bryn Mawr - Belle Shore LP (The) 99%
08                      Bush Hotel LP 99%
08                      Centertown Associates LP (Ravenwood) 99%
08                      Centro Partners LP (El Centro) 99%
08                      Coyote Springs Apartments Associates LP 99%
08                      Cypress Cove Associates 99%
08                      Del Carlo Court Associates LP 99%
08                      Delta Plaza Apartments LP 99%
08                      EAH Larkspur Creekside Associates LP 99%
08                      East Cotati Avenue Partners LP 99%
08                      EDISON FUNDING OLIVE COURT 100%
09                         Olive Court Housing Associates LP 0.6%
08                      Edmundson Associates LP (Willows) 99%
08                      El Barrio Academy Urban Renewal Associates, LP (Academy Street) 99%
08                      Elizabeth West and East LP 99%
08                      Farm (The) Associates LP 99%
08                      Gilroy Redwood Associates LP (Redwoods) 99%
08                      Ginzton Associates LP 99%
08                      Grossman Apartments Investors LP 99%
08                      Heather Glen Associates LP 99%
08                      HMB-Atlanta I LP (Spring Branch) 99%
08                      Holy Family Associates LP 99%

                                    Page 10

08                      Lackawana Housing Associates LLC (Goodwill Neighborhood Residences) 99%
08                      Maplewood School Apartments LP 99%
08                      Mar Associates LP (Frank Mar) 99%
08                      McFarland Press Associates LP 99%
08                      Mercantile Housing LLC (Mercantile Square) 99%
08                      Merrill Road Associates LP 99%
08                      MH I LP 99%
09                         California Park Apartments LP 99%
08                      MHICAL 94 LP (Delaware partnership) 99%LP
09                         Mayacamas Village Associates LP 99%
09                         West Capital Courtyard LP 99%
08                      MHICAL 95 LP (Delaware partnership) 99%LP
09                         Abby Associates LP (Windmere) 99%
09                         Colina Vista LP 99%
09                         Mercy Housing California VI LP (205 Jones) 99%
08                      MHICAL 96 LP (Delaware partnership) 99%LP
09                         Greenway Village Associates LP 99%
09                         Kennedy Court Partners LP 99%
09                         Klamath Associates LP 99%
09                         Westgate Townhomes Associates LP 99%
08                      Mid-Peninsula Century Village Associates LP (Century Village) 99%
08                      Mission Capp LP 99%
08                      Mission Housing Partnership 1996 LP (Delaware partnership) 99%LP
08                      Neary Lagoon Partners LP 99%
08                      North Park Village LLC 99%
08                      Oceanside Gardens LP 99%
08                      Omaha Amber Ridge LP (Amber Ridge) 99%
08                      Open Door Associates LP (West Valley) 99%
08                      Palmer House LP 99%
08                      Richmond City Center Associates LP 99%
08                      Riverside/Liebrandt Partners LP (La Playa) 99%
08                      Roebling Village Inn Urban Renewal LP 99%
08                      Rosebloom Associates LP (Oakshade) 99%
08                      San Pablo Senior Housing Associates LP 99%
08                      San Pedro Gardens Associates LP 99%
08                      Santa Paulan Senior Apartments Associates LP (The Paulan) 99%
08                      South Beach Housing Associates LP (Steamboat) 99%
08                      South Winery Associates LP (The Winery Apartments) 99%
08                      Stoney Creek Associates LP 99%
08                      Studebaker Building LP 99%
08                      Sultana Acres Associates LP 99%
08                      Thomson Rental Housing, LP (Washington Place) 99%
08                      Tuscany Associates LP (Tuscany Villa) 99%
08                      Villa Maria Housing LP 99%
08                      Washington Creek Associates LP 99%
08                      Westport Village Homes Associates LP 99%
08                      Wheeler Manor Associates LP 99%
08                      YWCA Villa Nueva Partners LP 99%
05            MHICAL 96 COMPANY
              [owns 8.96% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06               ECH/HFC GP Partnership No. 1 50.4%
07                  Edison Capital Housing Partners VII LP 19.4%GP
08                      C-Court LP (Cawelti Court) 99%
08                      Cottonwood Affordable Housing LP 99%
08                      Fifth and Wilshire Apartments LP 99%
08                      Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
08                      Huff Avenue Associates LP 99%
08                      Mountain View Townhomes Associates LP 99%
08                      Oak Forest Associates LP 99%
08                      Paradise Road Partners LP (Gateway Village) 99%
08                      Woodland Arms Apartments, Ltd. 99%
06               Edison Capital Affordable Housing 99A G.P. 36.47%
07                  Edison Capital Housing Partners IX LP 13.5533%GP

                                    Page 11

08                      1010 SVN Associates LP 99.9%
08                      2814 Fifth Street Associates LP (Land Park Woods) 99%
08                      Alma Place Associates LP 99%
08                      Knolls Community Associates LP 99.9%
08                      Monterra Village Associates LP 99%
08                      Pacific Terrace Associates LP 99.9%
08                      PVA LP (Park Victoria) 99%
08                      Sherman Glen, L.L.C. 99%
08                      Strobridge Housing Associates LP 99%
08                      Trolley Terrace Townhomes LP 99.9%
08                      Walnut Avenue Partnership LP 99%
05            MHICAL 97 COMPANY
06               ECH/HFC GP Partnership No. 1 14.7%
07                  Edison Capital Housing Partners VII LP 19.4%GP
08                      C-Court LP (Cawelti Court) 99%
08                      Cottonwood Affordable Housing LP 99%
08                      Fifth and Wilshire Apartments LP 99%
08                      Flagstaff Affordable Housing II, LP (Forest View Apts.) 99%
08                      Huff Avenue Associates LP 99%
08                      Mountain View Townhomes Associates LP 99%
08                      Oak Forest Associates LP 99%
08                      Paradise Road Partners LP (Gateway Village) 99%
08                      Woodland Arms Apartments, Ltd. 99%
06               Edison Capital Affordable Housing 99A G.P. 33.05%
07                  Edison Capital Housing Partners IX LP 13.5533%GP
08                      1010 SVN Associates LP 99.9%
08                      2814 Fifth Street Associates LP (Land Park Woods) 99%
08                      Alma Place Associates LP 99%
08                      Knolls Community Associates LP 99.9%
08                      Monterra Village Associates LP 99%
08                      Pacific Terrace Associates LP 99.9%
08                      PVA LP (Park Victoria) 99%
08                      Sherman Glen, L.L.C. 99%
08                      Strobridge Housing Associates LP 99%
08                      Trolley Terrace Townhomes LP 99.9%
08                      Walnut Avenue Partnership LP 99%
06               MHICAL 97 LP 99%LP
07                  Garnet Housing Associates LP 99%
05            MHICAL 97 LP 1%GP
06               Garnet Housing Associates LP 99%
05            MHIFED 94 COMPANY
05            MHIFED 94 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06               Berry Avenue Associates LP 99%
06               Carlton Way Apartments LP 99%
06               CDR Senior Housing Associates (Casa del Rio) 99%
06               Corona Ely/Ranch Associates LP 99%
06               Fairview Village Associates LP 99%
06               Fell Street Housing Associates LP 99%
06               Hope West Apartments LP 99%
06               Morrone Gardens Associates LP 99%
06               Pajaro Court Associates LP 99%
06               Tierra Linda Associates LP 99%
06               Tlaquepaque Housing Associates LP 99%
05            MHIFED 95 COMPANY
05            MHIFED 95 LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06               1101 Howard Street Associates LP 99%
06               Avalon Courtyard LP (Carson Senior Housing) 99%
06               Hollywood El Centro LP 99%
06               La Brea/Franklin LP 99%
06               Larkin Pine LP 99%
06               Mercy Housing California III LP (3rd and Reed) 99%
06               Pinole Grove Associates LP 99%
06               Second Street Center LP (Santa Monica) 99%

                                    Page 12

06               Solinas Village Partners LP 99%
06               Three Oaks Housing LP 99%
05            MHIFED 96 COMPANY
05            MHIFED 96 LP (Delaware partnership) 5%GP; 95%LP to Cargill
06               Lavell Village Associates LP 99%
06               North Town Housing Partners LP (Villa del Norte Village) 99%
06               Poco Way Associates LP 99%
06               Seasons Affordable Senior Housing LP 99%
05            MHIFED 96A COMPANY
05            MHIFED 96A LP (Delaware partnership) 1%GP; 99%LP to Bell Atlantic
06               Good Samaritan Associates LP 99%
06               Metro Senior Associates LP 99%
06               Oxnard Housing Associates LP 99%
06               Reseda Village LP 99%
06               Round Walk Village Apartments LP 99%
06               Santa Alicia Family Housing Associates 99%
06               Vine Street Court LP 99%
06               Vine Street Court LP II 99%
05            MHIFED 97 COMPANY
06               MHIFED 97 LP 99%LP
05            MHIFED 97 LP 1%GP
05            Mid-Peninsula Sharmon Palms Associates LP (Sharmon Palms) 99%
05            MISSION HOUSING ALPHA
06               Lee Park Investors LP (Pennsylvania partnership) 99%
06               Quebec Arms Apartments LP 0.05% GP
06               University Manor Apartment LP 0.05% GP
05            MISSION HOUSING BETA
              [owns 2.58% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MISSION HOUSING DELTA
              [owns 1.07% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06               MH II LP 99%
07                  5363 Dent Avenue Associates LP 99%
06               MH III LP 99%
07                  DeRose Housing Associates LP 99%
06               MH IV LP 99%
07                  MPT Apartments LP (MacArthur Park) 99%
06               MH V LP 99%
07                  Centennial Place LP 99%
05            MISSION HOUSING DENVER
              [owns 5.67% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MISSION HOUSING EPSILON
              [owns 0.54% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
06               Edison Capital Affordable Housing 99A G.P. 2.78%
07                  Edison Capital Housing Partners IX LP 13.5533%GP
08                      1010 SVN Associates LP 99.9%
08                      2814 Fifth Street Associates LP (Land Park Woods) 99%
08                      Alma Place Associates LP 99%
08                      Knolls Community Associates LP 99.9%
08                      Monterra Village Associates LP 99%
08                      Pacific Terrace Associates LP 99.9%
08                      PVA LP (Park Victoria) 99%
08                      Sherman Glen, L.L.C. 99%
08                      Strobridge Housing Associates LP 99%
08                      Trolley Terrace Townhomes LP 99.9%
08                      Walnut Avenue Partnership LP 99%
05            MISSION HOUSING GAMMA
              [owns 1.73% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MISSION HOUSING HOLDINGS
              [owns 13.10% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            Mission Housing Partnership 1996 LP (Delaware partnership) 1%GP
05            MISSION HOUSING THETA
06               MISSION FUNDING THETA

                                    Page 13

                 [owns 0.01% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
07                  Cedarshores Limited Dividend Housing Association LP 0.01%
07                  Edison Capital Affordable Housing 99A G.P. 0.01%
08                      Edison Capital Housing Partners IX LP 13.5533%GP
09                         1010 SVN Associates LP 99.9%
09                         2814 Fifth Street Associates LP (Land Park Woods) 99%
09                         Alma Place Associates LP 99%
09                         Knolls Community Associates LP 99.9%
09                         Monterra Village Associates LP 99%
09                         Pacific Terrace Associates LP 99.9%
09                         PVA LP (Park Victoria) 99%
09                         Sherman Glen, L.L.C. 99%
09                         Strobridge Housing Associates LP 99%
09                         Trolley Terrace Townhomes LP 99.9%
09                         Walnut Avenue Partnership LP 99%
07                  Edison Capital Affordable Housing 99B G.P. 0.01%
08                      Edison Capital Housing Partners X LP 19.3952%GP
09                         Beacon Manor Associates LP 99.9%
09                         Boulder Creek Apartments LP 99.9%
09                         Burlington Senior Housing LLC 99.9%
09                         CCS/Renton Housing LP (Renton) 99.9%
09                         Coolidge Station Apartments L.L.C. 99%
09                         Lark Ellen LP 99%
09                         Mercy Housing California IX LP (Sycamore) 99.9%
09                         Morgan Hill Ranch Housing LP 99%
09                         Pacifica Community Associates LP (Villa Pacifica) 99.9%
09                         Persimmon Associates LP 99%
09                         Providence-Brown Street Housing LP (Brown Street) 99.9%
09                         San Juan Commons 1996 LP 99.9%
09                         Timber Sound, Ltd. 99%
09                         Timber Sound II, Ltd. 99%
09                         Trinity Park Apartments LP 99.9%
09                         Venbury Trail LP 99.9%
07                  Oakdale Terrace Leased Housing Associates LP 0.01%
07                  Westfield Condominium Investment LP 0.01%
07                  Woodleaf Village LP 0.01%
06               Mission Housing Investors Partnership 5%GP; 95%LP to GECC
07                  1028 Howard Street Associates LP 99%
07                  Forest Winds Associates LP 99%
07                  Glen Eden Associates LP (A Street) 99%
07                  Gray's Meadows Investors LP 99%
07                  Prince Bozzuto LP (Fairground Commons) (Maryland partnership) 99%
07                  Rancho Park Associates LP 99%
07                  Rustic Gardens Associates LP 99%
07                  Sea Ranch Apartments LP 99%
07                  Springdale Kresson Associates LP (Jewish Federation) (New Jersey partnership) 99%
05            MISSION HOUSING ZETA
              [owns 5.35% of Edison Housing Consolidation Co.; see listing under MHICAL 95 Company.]
05            MISSION SA COMPANY
05            National Boston Lofts Associates LLLP (Boston Lofts) 99%
05            Oakdale Terrace Leased Housing Associates LP 98.99%
05            Olive Court Apartments LP 98.9%
05            Pacific Vista Las Flores LP (Vista Las Flores) 99.9%
05            Pilot Grove LP (Massachusetts partnership) 99%
05            Pinewood on Wisconsin Apartments 99%
05            Post Office Plaza LP (Ohio partnership) 99%
05            Tabor Grand LP (Colorado partnership) 99%
05            WGA INVESTORS COMPANY [dead project]
05            West Valley Hart LP (Hart and Alabama) 99.9%
05            Westfield Condominium Investment LP 98.99%
05            White Mountain Apache LP 99%

                                    Page 14

04        EDISON FUNDING OMICRON INCORPORATED (Delaware corporation) (formerly Edison Funding Omicron GP) 0.08%
          [also owned 55.52% by Edison Capital Housing Investments and 44.40% by Edison Housing Consolidation Co.]
05            EDISON FUNDING OLIVE COURT 100%
06               Olive Court Housing Associates LP 0.6%
04        EDISON INTEGRATED ENERGY SERVICES
04        MISSION FIRST ASSET INVESTMENT
04        MISSION FUNDING BETA
04        MISSION FUNDING EPSILON
05            Edison Capital (Bermuda) Investments, Ltd. (Bermuda corporation)
              Address:  Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
06               Edison Capital LAI (Bermuda) Ltd. (Bermuda corporation)
                 Address:  Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
07                  Trinidad and Tobago Methanol Company Limited (equity) 1.0%
06               Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
                 Address:  Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
07                  AIG Asian Infrastructure Fund II LP 5.8%
07                  AIG-GE Capital Latin American Infrastructure Fund LP 8%
07                  AIG Emerging Europe Infrastructure Fund LP 18.05%
07                  AIG Emerging Europe Infrastructure Management LP 23.6%GP
05            Edison Capital International (Bermuda) Ltd. (Bermuda corporation)
              Address:  Clarendon House, 2 Church Street, P.O. Box HM666, Hamilton HM CX, Bermuda
06               Edison Capital International Transmission (Bermuda) Ltd. (Bermuda corporation) 100%
06               Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
07                  AIG Asian Infrastructure Fund II LP 5.8%
07                  AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
08                      Andes Energy XII Ltd. 100%
09                         Paz Holdings Ltd. 43.22%
10                            Compania Adminstradora de Empresas Bolivia S.A. (Cade) 12.55% (Bolivian service company)
                              Address:  Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La
                              Paz, Bolivia
10                            Electricidad de La Paz S.A. (Electropaz) (equity) 10% (Bolivian foreign utility company) [See 4.EC01]
                              Address:  Avenida Illimani l973, Casilla 10511, La Paz, Bolivia
10                            Empresa de Luz y Fuerza Electrica de Oruro S.A. (Elfeo) 12.55% (Bolivian foreign utility company) [See 4.EC02]
                              Address:  Junin No. 710, Casilla No. 53, Oruro, Bolivia
10                            Empresa de Servicios Edeser S.A. (Edeser) 12.55% (Bolivian
                              service company)
                              Address:  Iturralde No. 1309, Miraflores, La Paz, Bolivia
07                  AIG Emerging Europe Infrastructure Fund LP 18.05%
07                  AIG Emerging Europe Infrastructure Management LP 23.6%GP
06               Olmeca Cable Investments Ltd. (Mandeville Mexico, S.A.) 21.7%
06               Paz Holdings Ltd. 30.42%
07                  Compania Adminstradora de Empresas Bolivia S.A. (Cade) 12.55% (Bolivian service company)
                    Address:  Edificio Electropaz SA, subsuelo Plaza Venezuela No. 1401 esq. Loayza, La Paz,
                    Bolivia
07                  Electricidad de La Paz S.A. (Electropaz) (equity) 10% (Bolivian foreign utility company) [See
                    4.EC01]
                    Address:  Avenida Illimani l973, Casilla 10511, La Paz, Bolivia
07                  Empresa de Luz y Fuerza Electrica de Oruro S.A. (Elfeo) 12.55% (Bolivian foreign utility company) [See 4.EC02]
                    Address:  Calle Junin No. 71, Casilla No. 53, Oruro, Bolivia
07                  Empresa de Servicios Edeser S.A. (Edeser) 12.55% (Bolivian service company)
                    Address:  Iturralde No. 1309, Miraflores, La Paz, Bolivia
05            Edison Capital Latin American Investments Holding Company (Delaware corporation)
06               Edison Capital Latin American Investments (Bermuda) Ltd. (Bermuda corporation) 33.3%
07                  AIG Asian Infrastructure Fund II LP 5.8%

                                    Page 15

07                  AIG-GE Capital Latin American Infrastructure Fund LP 7.89%
07                  AIG Emerging Europe Infrastructure Fund LP 18.05%
07                  AIG Emerging Europe Infrastructure Management LP 23.6%GP
05            Edison Capital (Netherlands) Holdings B.V.
              Address:  Aert van Nesstraat 45, 3012 CA Rotterdam, The Netherlands
06               Edison Capital (Netherlands) Investments B.V.
                 Address:  Aert van Nesstraat 45, 3012 CA Rotterdam, The Netherlands
05            MISSION FUNDING ALPHA
06               MISSION FUNDING MU
07                  EPZ Mission Funding Mu Trust (equity interest in foreign utility company) [See 4.EC03]
                    Address:  c/o Wilmington Trust Company, Rodney Square North, 111 North Market Square,
                    Wilmington, Delaware 19890-0004
05            MISSION FUNDING DELTA
06               MISSION FUNDING NU
07                  EPZ Mission Funding Nu Trust (equity interest in foreign utility company) [See 4.EC04]
                    Address:  c/o Wilmington Trust Company, Rodney Square North, 111 North Market Square,
                    Wilmington, Delaware 19890-0004
05            Mission Investments, Inc. (U.S. Virgin Islands corp.)
              Address:  ABN Trustcompany, Guardian Building, Havensight, 2nd Floor, St. Thomas, U.S. Virgin
              Islands
05            Mission (Bermuda) Investments, Ltd. (Bermuda corp.)
              Address:  Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda
04        MISSION FUNDING GAMMA
04        MISSION FUNDING KAPPA
05            ABB Funding Partners, LP 14.27%
04        MISSION FUNDING ZETA
05            Huntington LP (New York partnership) 50%
05            Lakota Ridge LLC 75% [See 4.EC05]
              Address:  c/o DanMar & Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
05            Shaokatan Hills LLC 75% [See 4.EC06]
              Address:  c/o DanMar & Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
05            Woodstock Hills LLC 75% [See 4.EC07]
              Address:  c/o DanMar & Associates, 520 Fifth Avenue SE, Pipestone, Minnesota 56164
04        MISSION IOWA WIND COMPANY
05            Storm Lake Power Partners I LLC (99%) [See 4.EC08]
              Address:  13000 Jameson Road, Tehachapi, CA 93561
03     EDISON MORTGAGE COMPANY
03     MISSION BARTLETT HILL COMPANY
03     MISSION INTERNATIONAL CAPITAL, INC.
03     RENEWABLE ENERGY CAPITAL COMPANY

02        MISSION LAND COMPANY is a California corporation having its principal place of business at 18101 Von
          Karman Avenue, Suite 1700, Irvine, California 92612-1046.  It is engaged, directly and through its subsidiaries, in the business of owning, managing and selling industrial parks and other real property investments.  The subsidiaries and partnerships of Mission Land Company are listed below.  Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of
          California, and have the same principal place of business as Mission Land Company.

03     ASSOCIATED SOUTHERN INVESTMENT COMPANY
03     CALABASAS PALATINO, INC. (Inactive)
03     Carol Stream Developers G.P. (Illinois partnership) 60%GP
03     Centrelake Partners, LP (limited partnership) 98%GP
03     IRWINDALE LAND COMPANY (Inactive)
03     MISSION AIRPORT PARK DEVELOPMENT CO.
04        Carol Stream Developers G.P. (Illinois partnership) 40%GP
04        Centrelake Partners, LP (limited partnership) 2%LP
04        Mission Vacaville LP (limited partnership) 1%GP
03     MISSION INDUSTRIAL CONSTRUCTORS, INC. (Inactive)
03     Mission-Oceangate 75%GP
03     MISSION/ONTARIO, INC. (Inactive)
03     MISSION SOUTH BAY COMPANY (Inactive)
04        Mission-Oceangate 25%GP

                                    Page 16

03     MISSION TEXAS PROPERTY HOLDINGS, INC. (Inactive)
03     Mission Vacaville LP (limited partnership) 99%LP

02        MISSION POWER ENGINEERING COMPANY is an inactive California corporation having its principal place of business at 2244 Walnut Grove Avenue, Rosemead, California 91770.  The subsidiary of Mission Power
          Engineering Company is listed below.

03     ASSOCIATED SOUTHERN ENGINEERING COMPANY (Inactive)

02        MISSION ENERGY HOLDING COMPANY is a Delaware corporation having its principal place of business at 1321
          South State College Boulevard, Fullerton, California 92831.  Mission Energy Holding Company owns the stock of Edison Mission Energy and also acts as a financing vehicle.

03     EDISON MISSION ENERGY is a Delaware corporation having its principal place of business at 18101 Von Karman
       Avenue, Suite 1700, Irvine, California 92612-1046.  Edison Mission Energy owns the stock of a group of corporations which, primarily through partnerships with non-affiliated entities, are engaged in the business of developing, owning, leasing and/or operating cogeneration, geothermal and other energy or energy-related projects pursuant to the Public Utility Regulatory Policies Act of 1978.  Edison Mission
       Energy, through wholly owned subsidiaries, also has ownership interests in a number of independent power projects in operation or under development that either have been reviewed by the Commission's staff for compliance with the Act or are or will be exempt wholesale generators or foreign utility companies under the Energy Policy Act of 1992.  In addition, some Edison Mission Energy subsidiaries have made fuel-related investments and a limited number of non-energy related investments.  The subsidiaries and partnerships of Edison Mission Energy are listed below.  Unless otherwise indicated, all entities are corporations, are organized under the laws of the State of California and have the same principal place of business as Edison Mission Energy.

EDISON MISSION ENERGY DOMESTIC COMPANIES:
04     AGUILA ENERGY COMPANY (LP)
05        American Bituminous Power Partners, LP (Delaware limited partnership) 49.5%; 50% with Pleasant Valley
          Address:  Grant Town Power Plant, Highway 17, Grant Town, WV 26574
06            American Kiln Partners, LP (Delaware limited partnership) 49.5% of 53%
04     ANACAPA ENERGY COMPANY (GP)
05        Salinas River Cogeneration Company 50%
          Address:  Star Route 42, Sargents Road, San Ardo, CA 93450
04     ARROWHEAD ENERGY COMPANY (Inactive)
04     BALBOA ENERGY COMPANY (GP)
05        Smithtown Cogeneration, LP (Delaware partnership) 50%; 100% w/ Kingspark
04     BLUE RIDGE ENERGY COMPANY (GP)
05        Bretton Woods Cogeneration, LP (Delaware limited partnership) 50%; 100% w/ Bretton Woods
04     BRETTON WOODS ENERGY COMPANY (GP and LP)
05        Bretton Woods Cogeneration, LP (Delaware LP) 50%; 100% w/ Blue Ridge
04     CAMINO ENERGY COMPANY (GP)
05        Watson Cogeneration Company (general partnership) 49%
05        CPC Cogeneration LLC (Delaware LLC) 49%
04     CAPISTRANO COGENERATION COMPANY (GP)
05        James River Cogeneration Company (North Carolina partnership) 50%
04     CENTERPORT ENERGY COMPANY (GP and LP)
05        Riverhead Cogeneration I, LP (Delaware partnership) 50%; 100% w/ Ridgecrest
04     CHESAPEAKE BAY ENERGY COMPANY (GP)
05        Delaware Clean Energy Project (Delaware general partnership) 50%
04     CHESTER ENERGY COMPANY (no partners; option Chesapeake,VA)
04     CLAYVILLE ENERGY COMPANY
05        Oconee Energy, LP (Delaware LP) 50%; 100% w/Coronado
04     COLONIAL ENERGY COMPANY (Inactive)
04     CORONADO ENERGY COMPANY
05        Oconee Energy, LP (Delaware LP) 50%; 100% w/Clayville
04     CRESCENT VALLEY ENERGY COMPANY (Inactive)
04     DEL MAR ENERGY COMPANY (GP)
05        Mid-Set Cogeneration Company 50%
          Address:  13705 Shalae Road, Fellows, CA 93224

                                    Page 17

04     DELAWARE ENERGY CONSERVERS, INC. (Delaware corporation) (Inactive)
04     DESERT SUNRISE ENERGY COMPANY (Nevada corporation) (Inactive)
04     DEVEREAUX ENERGY COMPANY (LP)
04     EASTERN SIERRA ENERGY COMPANY (GP and LP)
       [This entity and its subsidiary were sold on 09/20/2001]
05        Saguaro Power Company, LP 50%
          Address:  8000 W. Lake Mead Drive, Henderson, NV 89001
04     EAST MAINE ENERGY COMPANY (Inactive)
04     EDISON ALABAMA GENERATING COMPANY
04     EDISON MISSION DEVELOPMENT, INC. (Delaware corporation) 100%
04     EDISON MISSION ENERGY FUEL
05        EDISON MISSION ENERGY OIL & GAS
06            Four Star Oil & Gas Company 37.196%
              Address:  200 Westchester Avenue, White Plains, NY 10650
05        EDISON MISSION ENERGY PETROLEUM
05        POCONO FUELS COMPANY (Inactive)
05        SOUTHERN SIERRA GAS COMPANY
06            TM Star Fuel Company (general partnership) 50%
04     EDISON MISSION ENERGY FUNDING CORP. (Delaware corporation) 1%
04     Edison Mission Energy Interface Ltd. (British Columbia company)
       Address:  2 Sheppard Ave. E. #200, North York, Ontario, Canada
05        The Mission Interface Partnership (Province of Ontario G.P.) 50%
04     EDISON MISSION ENERGY SERVICES, INC. [formerly Edison Mission
       Energy Fuel Services, Inc.] [PowerGen project]
04     EDISON MISSION FUEL RESOURCES, INC. [Com Ed Project
04     EDISON MISSION FUEL TRANSPORTATION, INC. [Com Ed Project]
04     EDISON MISSION MARKETING & TRADING, INC. [Com Ed Project]
04     EDISON MISSION HOLDINGS CO. (formerly EME Homer City Holdings Co.)
05        CHESTNUT RIDGE ENERGY COMPANY 100%
06            EME HOMER CITY GENERATION LP (Pennsylvania) 99%LP [See 4.EME05]
              Address:  1750 Power Plant Road, Homer City, PA 15748-8009
05        EDISON MISSION FINANCE CO. 100%
05        HOMER CITY PROPERTY HOLDINGS, INC. 100%
05        MISSION ENERGY WESTSIDE, INC. 100%
06            EME HOMER CITY GENERATION LP (Pennsylvania) 1%GP [See 4.EME05]
              Address:  1750 Power Plant Road, Homer City, PA 15748-8009
04     EDISON MISSION OPERATION & MAINTENANCE, INC.
05        Mission Operations de Mexico, S.A. de C.V. (Inactive) 99%
          Address:  Bosques de Ciruelos No. 304 2 Piso, Colonia Bosques de las Lomas, 11700 Mexico Distrito
          Federal
04     EDISON MISSION PROJECT CO. (formerly EME UK International, Inc.) (Delaware corporation) 100% [holds 100%
       of the issued and outstanding Class D shares of MEC International B.V. (0.01%)--see INTERNATIONAL section]
04     EL DORADO ENERGY COMPANY (GP)
04     EME CP HOLDINGS CO.
05        Bretton Woods Funding I, L.L.C.
05        CP Power Sales Five, L.L.C.
05        CP Power Sales Thirteen, L.L.C.
05        CP Power Sales Fourteen, L.L.C.
05        CP Power Sales Fifteen, L.L.C.
05        CP Power Sales Seventeen, L.L.C.
05        CP Power Sales Eighteen, L.L.C.
05        CP Power Sales Nineteen, L.L.C.
05        CP Power Sales Twenty, L.L.C.
05        Sunapee Funding I, L.L.C.
04     EME EASTERN HOLDINGS CO.
05        Athens Funding, L.L.C.
05        Citizens Power Holdings One, LLC
06            CL Power Sales One, L.L.C. 25%
06            CL Power Sales Two, L.L.C. 25%
06            CL Power Sales Six, L.L.C. 25%

                                    Page 18

06            CL Power Sales Seven, L.L.C. 25%
06            CL Power Sales Eight, L.L.C. 25%
06            CL Power Sales Nine, L.L.C. 25%
06            CL Power Sales Ten, L.L.C. 25%
05        CP Power Sales Twelve, L.L.C.
04     EMP, INC. (Oregon corporation) (GP and LP) (Inactive)
04     FOUR COUNTIES GAS COMPANY (Inactive)
04     GLOBAL POWER INVESTORS, INC.
04     HANOVER ENERGY COMPANY
05        CHICKAHOMINY RIVER ENERGY CORPORATION (Virginia corporation) (GP and LP)
06            Commonwealth Atlantic LP (Delaware partnership) 50% [See 4.EME02]
              Address:  2837 South Military Highway, Chesapeake, VA 23323-0286
04     HOLTSVILLE ENERGY COMPANY (GP and LP)
05        Brookhaven Cogeneration, LP (Delaware partnership) 50%; 100% w/ Madera
04     INDIAN BAY ENERGY COMPANY (GP and LP)
05        Riverhead Cogeneration III, LP (Delaware partnership) 50%; 100% w/ Santa Ana
04     JEFFERSON ENERGY COMPANY (GP and LP) (Inactive)
04     KINGS CANYON ENERGY COMPANY (Inactive)
04     KINGSPARK ENERGY COMPANY (GP and LP)
05        Smithtown Cogeneration, LP (Delaware partnership) 50%; 100% w/ Balboa
04     LAGUNA ENERGY COMPANY (Inactive) (former interest in Ambit)
04     LA JOLLA ENERGY COMPANY (Inactive) (used for Belridge)
04     LAKEVIEW ENERGY COMPANY
05        Georgia Peaker, LP (Delaware LP) 50%; 100% w/ Silver Springs
04     LEHIGH RIVER ENERGY COMPANY (Inactive)
04     LONGVIEW COGENERATION COMPANY (held for Weyerhauser)
04     MADERA ENERGY COMPANY (GP)
05        Brookhaven Cogeneration, LP (Delaware partnership) 50%; 100% w/ Holtsville
04     MADISON ENERGY COMPANY (LP)
05        Gordonsville Energy, LP (Delaware partnership) 49%; 50% w/ Rapidan [See 4.EME03]
          Address:  115 Red Hill Road, Gordonsville, VA 22942
04     Majestic Energy Limited (UK private limited company)
       Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
05        EME Royale (New Zealand private limited company)
          Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
06            Edison Mission Energy Taupo Limited (New Zealand company) 100%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
04     MIDWEST GENERATION EME, LLC (Delaware LLC) 100%
       Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
05        COLLINS HOLDINGS EME, LLC
          Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
05        EDISON MISSION MIDWEST HOLDINGS CO. 100%
          Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
06            EDISON MISSION ENERGY FUEL SERVICES, LLC
              Address:  One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605
06            EDISON MISSION OVERSEAS CO. (Com Ed project) 100%
              Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
07               Edison Mission Overseas Ltd. (Com Ed project) 100%
                 Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
06            MIDWEST GENERATION, LLC (Com Ed project) 100% [See 4.EME06]
              Address:  One Financial Place, 400 South LaSalle Street, Suite 3410, Chicago, Illinois 60605
              Crawford Station, 3501 South Pulaski Road, Chicago, IL 60608
              Collins Station, 4200 East Pine Bluff Road, Morris, IL 60623
              Fisk Station, 1111 West Cermak Road, Chicago, IL 60608
              Joliet Station, 1800 Channahon Road, Joliet, IL 60436
              Powerton Station, 13082 East Manito Road, Pekin, IL 61554
              Waukegon Station, 10 Greenwood Avenue, Waukegan, IL 60087
              Will County Station, 529 East Romeo Road, Romeoville, IL 60441
04     MIDWEST PEAKER HOLDINGS, INC. (Delaware corporation) 100%
04     Mission Capital, LP (Delaware LP) 3%; MIPS partnership

                                    Page 19

04     MISSION DEL CIELO, INC. 100%
05        Mission Del Sol, LLC (Delaware LLC) 100%
06            SUNRISE POWER COMPANY, LLC 50% [EWG] [See 4.EME25]
              Address:  12857 Sunrise Power Road, Fellows, CA 93224
07               Mission De Las Estrellas LLC 100%
04     MISSION/EAGLE ENERGY COMPANY (Inactive)
04     MISSION ENERGY CONSTRUCTION SERVICES, INC.
04     MISSION ENERGY GENERATION, INC. (Inactive)
04     MISSION ENERGY HOLDINGS, INC.
05        Mission Capital, LP (Delaware LP) 97%; MIPS partnership
04     MISSION ENERGY HOLDINGS INTERNATIONAL, INC. [holds 100% of the issued and outstanding Class A shares of
       MEC International B.V. (99.97%)--see INTERNATIONAL section]
05        EME Investments, LLC (Delaware LLC) 100% [Contact Energy Acq.]
05        EME SOUTHWEST POWER CORPORATION (Delaware corporation) 100% [holds 100% of the issued and outstanding
          Class C shares of MEC International B.V. (0.01%)--see INTERNATIONAL section]
05        EME UK International LLC (Delaware LLC) 100% [holds 100% of the issued and outstanding Class B stock of
          MEC International B.V. (0.01%)--see INTERNATIONAL section]
04     MISSION ENERGY INDONESIA (Inactive)
04     MISSION ENERGY MEXICO (Inactive) formerly the branch office in Mexico (no partnership)
04     MISSION ENERGY NEW YORK, INC. (GP and LP)
05        Brooklyn Navy Yard Cogeneration Partners, LP (Delaware partnership) 50% [See 4.EME01]
          Address:  Flushing Avenue, Cumberland Street, Building 41, Brooklyn, NY 11205
04     MISSION ENERGY WALES COMPANY
05        Mission Hydro Limited Partnership 30%
          Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
06            EME Generation Holdings Limited (UK company) 100%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Loyvic Pty Ltd. (Australia company) 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Energy Capital Partnership (Australia partnership) 1%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Enerloy Pty Ltd. (Australia company) 100%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                        Victoria, Australia
07               EME Victoria Generation Limited (UK company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Energy Capital Partnership (Australia partnership 98%
09                      Enerloy Pty Ltd. (Australia company) 100%
08                  Mission Energy Development Australia Pty Ltd. 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Gippsland Power Pty Ltd 100%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                        Victoria, Australia
10                         Loy Yang B Joint Venture 49% [See 4.EME11]
                           Address:  Bartons Lane, Loy Yang, Victoria, Australia 3844
07               Energy Capital Partnership (Australia partnership) 1%LP
08                  Enerloy Pty Ltd. (Australia company) 100%
07               First Hydro Holdings Company (Australia partnership) 99%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  First Hydro Company 99% [See 4.EME15]
                    Address:  Bala House, St. David's Park, Ewloe, Dlwyd, Wales CH5 3XJ
08                  First Hydro Finance plc 100%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      First Hydro Company 1% [See 4.EME15]
                        Address:  Bala House, St. David's Park, Ewloe, Dlwyd, Wales CH5 3XJ
04     Mission Operations de Mexico, S.A. de C.V. (Inactive) 1%

                                    Page 20

       Address:  Bosques de Ciruelos No. 304 2 Piso, Colonia Bosques de las Lomas, 11700 Mexico Distrito Federal
04     MISSION TRIPLE CYCLE SYSTEMS COMPANY (GP)
05        Triple Cycle Partnership (Texas G.P.) 50%
04     NORTH JACKSON ENERGY COMPANY (Inactive)
04     NORTHERN SIERRA ENERGY COMPANY (GP)
05        Sobel Cogeneration Company (general partnership) 50%
04     ORTEGA ENERGY COMPANY
04     PANTHER TIMBER COMPANY (GP)
05        American Kiln Partners, LP (Delaware limited partnership) 2%
04     PARADISE ENERGY COMPANY (Inactive)
04     PLEASANT VALLEY ENERGY COMPANY (GP)
05        American Bituminous Power Partners, LP (Delaware limited partnership) 0.5%; 50% w/ Aguila
          Address:  Grant Town Power Plant, Highway 17, Grant Town, WV 26574
06            American Kiln Partners, LP (Delaware Limited Partnership) 0.5% of 53%
04     PRINCE GEORGE ENERGY COMPANY (LP)
       [This entity and its subsidiaries were sold on 06/29/2001]
05        Hopewell Cogeneration Limited Partnership (Delaware limited partnership) 24.75%
05        Hopewell Cogeneration Inc. (Delaware corporation) 25%
06            Hopewell Cogeneration Limited Partnership (Delaware limited partnership) 1%
04     QUARTZ PEAK ENERGY COMPANY (LP)
          [Quartz Peak sold partnership interests in Nevada Sun-Peak on 12/05/2001]
05        Nevada Sun-Peak LP (Nevada partnership) 50% [See 4.EME07]
          Address:  200 South Virginia Street, Reno, NV 89501
04     RAPIDAN ENERGY COMPANY (GP)
05        Gordonsville Energy, LP (Delaware partnership) 1%; 50% w/ Madison [See 4.EME03]
          Address:  115 Red Hill Road, Gordonsville, VA 22942
04     REEVES BAY ENERGY COMPANY (GP and LP)
05        North Shore Energy LP (Delaware partnership) 50%; 100% w/ Santa Clara
06            Northville Energy Corporation (New York corp.) 100%
04     RIDGECREST ENERGY COMPANY (GP)
05        Riverhead Cogeneration I, LP (Delaware partnership) 50%; 100% w/ Centerport
04     RIO ESCONDIDO ENERGY COMPANY
04     RIVERPORT ENERGY COMPANY (GP and LP)
05        Riverhead Cogeneration II, LP (Delaware partnership) 50%; 100% w/ San Pedro
04     SAN GABRIEL ENERGY COMPANY (Inactive)
04     SAN JOAQUIN ENERGY COMPANY (GP)
05        Midway-Sunset Cogeneration Company, LP 50%
          Address:  3466 West Crocker Springs Road, Fellows, CA 93224
04     SAN JUAN ENERGY COMPANY (GP)
05        March Point Cogeneration Company 50%
04     SAN PEDRO ENERGY COMPANY (GP)
05        Riverhead Cogeneration II, LP (Delaware partnership) 50%; 100% w/ Riverport
04     SANTA ANA ENERGY COMPANY (GP)
05        Riverhead Cogeneration III, LP (Delaware partnership) 50%; 100% w/ Indian Bay
04     SANTA CLARA ENERGY COMPANY (GP)
05        North Shore Energy, LP (Delaware partnership) 50%; 100% w/ Reeves Bay
06            Northville Energy Corporation (New York corporation) 100%
04     SILVERADO ENERGY COMPANY (GP)
05        Coalinga Cogeneration Company 50%
          Address:  32812 West Gate Road, Bakersfield, CA 93210
04     SILVER SPRINGS ENERGY COMPANY
05        Georgia Peaker, LP (Delaware limited partnership) 50%; 100% w/ Lakeview
04     SONOMA GEOTHERMAL COMPANY (Inactive)
04     SOUTH COAST ENERGY COMPANY (GP)
05        Harbor Cogeneration Company 30% [See 4.EME04]
          Address:  420 Henry Ford Avenue, Wilmington, CA 93210
04     SOUTHERN SIERRA ENERGY COMPANY (GP)
05        Kern River Cogeneration Company (general partnership) 50%
          Address:  SW China Grade Loop, Bakersfield, CA 93308
04     THOROFARE ENERGY COMPANY (Inactive)

                                    Page 21

04     VIEJO ENERGY COMPANY (GP)
05        Sargent Canyon Cogeneration Company 50%
          Address:  Star Route 42, Sargents Road, San Ardo, CA 93450
04     VISTA ENERGY COMPANY (New Jersey corporation) (Inactive)
04     WESTERN SIERRA ENERGY COMPANY (GP)
05        Sycamore Cogeneration Company (general partnership) 50%
          Address:  SW China Grade Loop, Bakersfield, CA 93308

EDISON MISSION ENERGY INTERNATIONAL COMPANIES [all foreign corporation names bold]:
05        MEC International B.V. (Netherlands corporation) (Holding Company 99.99% owned by Mission Energy
          Holdings International, Inc., a California corp. (owns 100% of Class A Shares) and 0.01% by EME UK
          International LLC, a Delaware LLC (owns 100% of Class B shares)
          Address: Apollolaan 15, 1077 AB Amsterdam, The Netherlands
06            Adelaide Ventures Ltd. (Cayman Island company) 100%
              Address:  Walker House, Mary Street, P.O. Box 265GT, George Town, Grand Cayman, Cayman Islands
06            Beheer-en Beleggingsmaatschappij Jydeno B.V. 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Vindoor Investments (Mauritius) Limited 10%
                 Address:  BAI Building, 5th Floor, Pope Hennessey Street, Port Luis, Mauritius
08                  Coaltrade Services International Pte Ltd 100%
                    Address:  10 Anson Road, #18-12, International Plaza, Singapore 079903
06            Edison Mission Advantage B.V. 100%
              Address: Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Edison Mission LYB PEDS Pty Ltd (formerly Edison Mission De Laide Pty Ltd. (Australian company)
                 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
06            Edison Mission Energy Asia Pte Ltd. (Singapore private
              company limited by shares) 100% (EME's Regional Asia Pacific Headquarters)
              Address:  391-B Orchard Road, Ngee Ann City, Tower B, 14th Floor, #14-08/10, Singapore 238874
07               Edison Mission Energy Asia Pacific Pte Ltd. (Singapore corporation) 100%
                 Address:  391-B Orchard Road, Ngee Ann City, Tower B, 14th Floor, #14-08/10, Singapore 238874
07               Edison Mission Energy Fuel Company Pte Ltd. (Singapore corporation) 100%
                 Address:  391-B Orchard Road, Ngee Ann City, Tower B, 14th Floor, #14-08/10, Singapore 238874
07               Edison Mission Operation & Maintenance Services Pte Ltd 100%
                 Address:  391-B Orchard Road, Ngee Ann City, Tower B, 14th Floor, #14-08/10, Singapore 238874
07               P.T. Edison Mission Operation and Maintenance Indonesia (Indonesian company) 99%
                 Address:  Jl. Gen. A Yani No. 54 Probolinggo, East Java, Indonesia
06            Edison Mission Energy International B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06            Edison Mission Energy Services B.V. (Netherlands co.) 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06            Edison Mission Millennium B.V. (Netherlands company) 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               EME Caliraya B.V. (formerly Beheer-en Beleggingsmaatschappij Trepo B.V. 75%
                 Address:  Apollolaan 15, 1077 AB Amsterdam, The Netherlands
08                  CBK Power Company Ltd. (Philippine LP) 49%
                    Address:  1701 One Magnificent Mile Building, San Miguel Avenue, Ortigas Center, Pasig City,
                    Philippines [See 4.EME23]
07               EME Kayalaan B.V. (formerly Beheer-en Beleggingsmaatschappij Hagra B.V. 100%
                 Address:  Apollolaan 15, 1077 AB Amsterdam, The Netherlands
08                  CBK Power Company Ltd. (Philippine LP) 1%
                    Address:  1701 One Magnificent Mile Building, San Miguel Avenue, Ortigas Center, Pasig City,
                    Philippines [See 4.EME23]
06            Edison Mission Operation & Maintenance Services B.V. (Netherlands company) 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Edison Mission Operation & Maintenance (Thailand) Company Limited 100%

                                    Page 22

                 Address:  7th Fl. Bubhajit Bldg., 20 North Sathorn Road, Kwaeng Silom, Khet Bangrak, Bangkok
07               EME Philippines Services Corporation [formerly EME Philippines OandM Corporation (Philippines
                 co.) 100%
                 Address:  Unit 1105, Tower One, Ayala Triangle, Ayala Avenue, Makati City, Philippines
07               Kalayaan Power Management Corporation 50% [EWG] [See 4.EME24]
                 Address:  1701 One Magnificent Mile Building, San Miguel Avenue, Ortigas Center, Pasig City,
                 Philippines
06            Edison Mission Wind Power Italy B.V. (formerly IVPC Energy 5 B.V.) 100%
              Address:  Apollolaan 15, 1077 AB Amsterdam, The Netherlands
07               Italian Vento Power Corporation 4 S.r.l. (joint venture) 50% [See 4.EME21]
                 Address:  Via Circumvallazione, 54/h, 83100 Avellino, Italy
06            EME Atlantic Holdings Limited (UK company) 100%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               EME Ascot Limited (UK company) 100% [Contact Energy Project, 2nd Stage]
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  EME Buckingham Limited (UK company) 100% [Contact Energy Project, 2nd Stage]
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      EME Precision B.V. (Netherlands company) (formerly Beheer-en-Beleggingsmaatschappij Pylamo
                        B.V.) 100% [Contact Energy Project, 2nd Stage]
                        Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
10                         Mission Energy Universal Holdings [formerly EME Universal Holdings (New Zealand company) 100% [Contact Energy Project, 2nd Stage]
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH
                           England
11                            Contact Energy Limited (New Zealand company) (equity) 0.624% [See 4.EME10]
                              Address:  Level 1, Harbor City Tower, 29 Brandon Street, Box 10-742, Wellington,
                              New Zealand
11                            Mission Contact Finance Limited (New Zealand company) 100%
                              Address:  Bell Gully, IBM Centre, 171 Featherston Street, Wellington, New Zealand
11                            Mission Energy Five Star (New Zealand company) 100%
                              Address:  IBM Centre, 171 Featherston Street, Wellington, New
                              Zealand
11                            Mission Energy Pacific Holdings [formerly EME Pacific Holdings (New Zealand company) 100% [Contact Energy Project, 2nd Stage]
                              Address:  IBM Centre, 171 Featherston Street, Wellington, New
                              Zealand
12                               Contact Energy Limited (New Zealand company) (equity) 50.598%
                                 [See 4.EME09]
06            EME Tri Gen B.V. 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Tri Energy Company Limited (Thai limited liability company) (Tri Energy Project) (equity) 25%
                 [See 4.EME13]
                 Address:  Grand, Amarin Tower, 16th Floor, New Petchburi Road, Ratchathewi, Bangkok 10320
                 Thailand
06            EME Victoria B.V. 100% (Inactive)
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06            First Hydro Renewables Limited, a UK company 100%
              Address:  Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
07               Celtic Offshore Wind Limited 96%
                 Address:  The Long Barn, Waen Farm, Nercwys Road, Mold, Flintshire, CH7 4ED, Wales
07               First Hydro Renewables (COWL) Limited 100%
                 Address:  Dinorwig Power Station, Llamberis, Gwynedd, LL55 4TY, Wales
06            Global Generation B.V. 100%
              Address: Apollolaan 15, 1077 AB Amsterdam, The Netherlands
07               Caresale Services Limited (UK LLC) 49%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Edison First Power Holdings II (UK LLC) 100% [PowerGen project]
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Edison First Power Holdings I (UK LLC) 100% [PowerGen project]

                                    Page 23

                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Caresale Services Limited (UK LLC) 51%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Edison Mission Marketing and Services Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      EME Finance UK Limited (UK LLC) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      South Australian Holdings Ltd. 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         Edison Mission Retail Pty Ltd. (Australian co.) 100%
                           Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                           Victoria, Australia
10                         Edison Mission Utilities Pty. Ltd. (Australian company) 100%
                           Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                           Victoria, Australia
10                         EME International Dragon Limited (UK) 100%
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            Edison Mission Ausone Pty Ltd. (Australian co.) 100%
                              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne,
                              3205 Victoria, Australia
11                            EME Adelaide Energy Ltd. (UK company) 100%
                              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            EME Monet Ltd. (UK company) 100%
                              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
12                               Edison Mission Vendesi Pty Ltd. (Australian company) 100%
                                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne,
                                 3205 Victoria, Australia
08                  Energy Generation Finance PLC (UK) 100%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Maplekey Holdings Limited (UK LLC) 100%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Maplekey UK Finance Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         Maplekey UK Limited (UK LLC) 100%
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            Edison First Power Limited (Guernsey LLC) 100% [See 4.EME16]
                              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
                              [sold interests in Fiddler's Ferry and Ferrybridge on 12/21/2001]
07               Redbill Contracts Limited (UK LLC) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
06            Hydro Energy B.V. (Netherlands LLC) 10%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Iberica de Energias, S.L. (Spain corporation) 96.65% [See 4.EME17]
                 Address:  Paseo de Gracia 18, Planta 4, 08007, Barcelona, Spain
08                  Electrometalurgica del Ebro, S.L. ("EMESA") (Spain corporation) 91.32% [See 4.EME18]
                    Address:  Paseo de Gracia 18, Planta 4, 08007, Barcelona, Spain
09                      Monasterio de Rueda, S.L. (Spain) 100%
                        Address:  Paseo de Gracia 18, Planta 4, 08007, Barcelona, Spain
06            Iberian Hy-Power Amsterdam B.V. (Netherlands LLC) 100%
              Address:  Strawinskylaan 1725, Amsterdam, NOORD-HOLL 1077 XX
07               EME Desarrello Espana S.L. 100%
                 Address:  Paseo de Gracia 18, 4o. Piso, 08007, Barcelona, Spain
07               Hydro Energy B.V. (Netherlands company) 90%
08                  Iberica de Energias, S.L. (Spain corporation) 96.65% [See 4.EME17]
09                      Electrometalurgica del Ebro, S.L. ("EMESA") (Spain corporation) 91.32%
                        [See 4.EME18]
10                         Monasterio de Rueda, S.L. (Spain) 100%
07               Iberica de Energias, S.L. (Spain corporation) 3.35% [See 4.EME17]
08                  Electrometalurgica del Ebro, S.L. ("EMESA") (Spain corporation) 91.32%
                    [See 4.EME18]

                                    Page 24

09                      Monasterio de Rueda, S.L. (Spain) 100%
06            Latrobe Power Pty. Ltd. (Australian corporation) 99%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
07               Mission Victoria Partnership (Australian partnership) 52.31% (100% w/ Traralgon PPL 46.69% and
                 MEVALP 1%)
08                  Latrobe Power Partnership (Australian partnership) 99%
09                      Loy Yang B Joint Venture 51% [See 4.EME11]
                        Address:  Bartons Lane, Loy Yang, Victoria, Australia 3844
06            Latrobe Valley B.V. [formerly Beheer-en Beleggingsmaatschappij Botara B.V.] (LYB Peakers Project)
              100%
              Address: Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Valley Power Pty Ltd. (proprietary limited Australia company; LYB Peakers Project)
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
06            Loy Yang Holdings Pty Ltd (Australia corporation) 100%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
07               Edison Mission Energy Holdings Pty Ltd (Australian corporation) 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Edison Mission Energy Australia Ltd. (Australian public company) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Latrobe Power Partnership (Australian partnership) 1%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                        Victoria, Australia
10                         Loy Yang B Joint Venture 51% [See 4.EME11]
08                  Edison Mission Energy Australia Pilbara Power Ltd. (Australia company) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
08                  Edison Mission Operation & Maintenance Kwinana Pty Ltd. (Australia) 100% (Operator of Kwinana
                    Project)
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
08                  Edison Mission Operation & Maintenance Loy Yang Pty Ltd. (Australian corporation) 100%
                    Address:  P.O. Box 1792, Traralgon, Victoria 3844, Australia
08                  Mission Energy Holdings Superannuation Fund Pty Ltd. (retirement fund required by Australia law) 100%
08                  Mission Energy (Kwinana) Pty Ltd. (Australia) 100%
                    Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                    Victoria, Australia
09                      Kwinana Power Partnership (Australian G.P.) 1%
                        Address:  Level 23, St. Martins Tower, 44 St George's Terrace, Perth WA 6000
10                         Perth Power Partnership 70% (Kwinana Project) [See 4.EME10]
                           Address:  James Court, Kwinana Beach 6167, Western Australia
07               Latrobe Power Pty. Ltd. (Australian corporation) 1%
08                  Mission Victoria Partnership (Australian partnership) 52.31%
09                      Latrobe Power Partnership (Australian partnership) 99%
10                         Loy Yang B Joint Venture 51% [See 4.EME11]
07               Mission Energy Ventures Australia Pty. Ltd. (Australian company) 100%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Mission Victoria Partnership (Australian partnership) 1%
09                      Latrobe Power Partnership (Australian partnership) 99%
10                         Loy Yang B Joint Venture 51% [See 4.EME11]
07               Traralgon Power Pty. Ltd. (Australian corporation) 1%
                 Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
                 Australia
08                  Mission Victoria Partnership (Australian partnership) 46.69%

                                    Page 25

09                      Latrobe Power Partnership (Australian partnership) 99%
10                         Loy Yang B Joint Venture 51% [See 4.EME11]
06            MEC Esenyurt B.V. (Netherlands company) (Doga Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkish corp.) (Project company) 80% [See 4.EME22]
                 Address:  Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
07               Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkish corporation) (Heat company) 80%
                 Address:  Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
07               Doga Isletme ve Bakim Ticaret L.S. (Turkish corporation) (OandM company) 80%
                 Address:  Merkez Mahallesi, Birlik Caddesi 11/8, Esenyurt, Istanbul, Turkey
06            MEC IES B.V. (Netherlands company) (ISAB Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               ISAB Energy Services s.r.l. 49% (services co ISAB Project)
                 Address:  Ex S.S. 114km 146, 96100 Priolo G (SR), Sicily, Italy
06            MEC India B.V. (Netherlands company) (Jojobera Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Edison Mission Energy Power (Mauritius corporation) (Branch office in India)
                 Address:  Louis Leconte Street, Curepipe, Mauritius
06            MEC Indo Coal B.V. (Netherlands co.) (Adaro Project) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               P. T. Adaro Indonesia (equity) 8.17%
                 Address:  Suite 704, World Trade Centre, Jl. Jend. Sudirman Kav. 31, Jakarta 12920 Indonesia
06            MEC Indonesia B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               P. T. Paiton Energy (Indonesia company) (equity) (Paiton Project) 40% [See 4.EME12]
                 Address:  Jl. Raya Surabaya Situbondo KM 141, Paiton 67291, Probolinggo, East Java, Indonesia
06            MEC International Holdings B.V. (Netherlands corporation) 100%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Edison Mission Energy International B.V. (Netherlands company) 1%
07               MEC Esenyurt B.V. (Netherlands co.) (Doga Project) 1%
08                  Doga Enerji Uretim Sanayi ve Ticaret L.S. (Turkish corp.) (Project company) 80% [See 4.EME22]
08                  Doga Isi Satis Hizmetleri ve Ticaret L.S. (Turkish corporation) (Heat company) 80%
08                  Doga Isletme ve Bakim Ticaret L.S. (Turkish corporation) (OandM company) 80%
07               MEC IES B.V. (Netherlands company) (ISAB Project) 1%
08                  ISAB Energy Services s.r.l. 49%
07               MEC India B.V. (Netherlands company) 1%
08                  Edison Mission Energy Power (Mauritius corporation)
07               MEC Indo Coal B.V. (Netherlands co.) (Adaro Project) 1%
08                  P. T. Adaro Indonesia (equity) 8.17%
07               MEC Indonesia B.V. (Netherlands company) 1%
08                  P. T. Paiton Energy (Indonesia company) (equity) (Paiton Project) 40% [See 4.EME12]
07               MEC Laguna Power B.V. (Netherlands company) (Thailand Project) 1%
08                  Gulf Power Generation Co. Ltd. (Bangkok corp.) 40%
07               MEC Perth B.V. (Netherlands company) (Kwinana Project) 1%
08                  Kwinana Power Partnership (Australian G.P.) 99%
09                      Perth Power Partnership 70% (Kwinana Project) [See 4.EME10]
07               MEC Priolo B.V. (Netherlands company) (ISAB Project) 1%
08                  ISAB Energy, s.r.l. (Italian J.V. company) (equity) 1% of 49% (quota, not shares)
                    [See 4.EME20]
07               MEC San Pascual B.V. (Netherlands company) 1%
08                  San Pascual Cogeneration Company International B.V. 50%
09                      San Pascual Cogeneration Company (Philippines) Ltd. (San Pascual Project) (equity) 1%GP and 74%LP
08                  Morningstar Holdings B.V. (formerly Beheer-en Beleggingsmaatschappij Vestra B.V.) 50%
07               MEC Sidi Krir B.V. (Netherlands company) 1%
07               MEC Sumatra B.V. (Netherlands company) 1%

                                    Page 26

07               MEC Wales B.V. (Netherlands Company) 1%
08                  Mission Hydro Limited Partnership (UK LP)
09                      EME Generation Holdings Limited (UK Co.) 100%
10                         Loyvic Pty Ltd. (Australia company) 100%
11                            Energy Capital Partnership (Australia partnership) 1%
12                               Enerloy Pty Ltd. (Australia co.) 100%
10                         EME Victoria Generation Limited (UK co.) 100%
11                            Energy Capital Partnership (Australia partnership 98%
12                               Enerloy Pty Ltd. (Australia company) 100%
11                            Mission Energy Development Australia Pty Ltd.
12                               Gippsland Power Pty Ltd 100%
13                                   Loy Yang B Joint Venture 49% [See 4.EME11]
10                         Energy Capital Partnership (Australia partnership) 1%LP
11                            Enerloy Pty Ltd. (Australia company) 100%
10                         First Hydro Holdings Company (Australia partnership) 99%
11                            First Hydro Company 99% [See 4.EME15]
11                            First Hydro Finance plc 100%
12                               First Hydro Company 1% [See 4.EME15]
07               Mission Energy Italia s.r.l. 10% (Office in Italy)
                 Address:  via Mar della Cina, 304, 00144 Rome, Italy
07               P.T. Edison Mission Operation and Maintenance Indonesia (Indonesian company) 1%
                 Address:  Jl. Raya Surabaya Situbondo Km 141, P.O. Box
                 78, Paiton 67291, Probolinggo, East Java, Indonesia
06            MEC Laguna Power B.V. (Netherlands co) (Malaya Proj) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Gulf Power Generation Co. Ltd. (Bangkok corporation) 40%
                 Address:  888/101 Mahatun Plaza Tower, 10th Floor, Ploenchit, Lumphini, Patumwan, Bangkok 10330
06            MEC Perth B.V. (Netherlands co.) (Kwinana Project) 99%
07               Kwinana Power Partnership (Australian G.P.) 99%
                 Address:  Level 23, St. Martins Tower, 44 St George's Terrace, Perth WA 6000
08                  Perth Power Partnership 70% (Kwinana Project) [See 4.EME10]
                    Address:  James Court, Kwinana Beach 6167, Western Australia
06            MEC Priolo B.V. (Netherlands co.) (ISAB Project) 99%
              Address: Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               ISAB Energy, s.r.l. (Italian J.V. company) (equity) 99% of 49% (quota, not shares)
                 [See 4.EME20]
                 Address:  Corso Gelone No. 103, Siracusa, Sicily, Italy
06            MEC San Pascual B.V. (Netherlands company) 99%
              Address: Croeselaan 18, 3521 CB Utrecht, The Netherlands
07               San Pascual Cogeneration Company International B.V. 50%
                 Address: Croeselaan 18, 3521 CB Utrecht, The Netherlands
08                  San Pascual Cogeneration Company (Philippines) Ltd (San Pascual Project) (equity) 1%GP and
                    74%LP
                    Address:  Unit 1610/1611, Tower One, Ayala Triangle, Ayala Ave, 1200 Makati City, Metro
                    Manila, Philippines
07               Morningstar Holdings B.V. (formerly Beheer-en Beleggingsmaatschappij Vestra B.V.) 50%
                 Address: Croeselaan 18, 3521 CB Utrecht, The Netherlands
06            MEC Sidi Krir B.V. (Netherlands company) 99%
              Address: Croeselaan 18, 3500 GT Utrecht, The Netherlands
06            MEC Sumatra B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06            MEC Wales B.V. (Netherlands company) 99%
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
07               Mission Hydro Limited Partnership 69%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  EME Generation Holdings Limited (UK company) 100%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
09                      Loyvic Pty Ltd. (Australia company) 100%
                        Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne,
                        3205 Victoria, Australia

                                    Page 27

10                         Energy Capital Partnership (Australia partnership) 1%
                           Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                           Victoria, Australia
11                            Enerloy Pty Ltd. (Australia company) 100%
                              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne,
                              3205 Victoria, Australia
09                      EME Victoria Generation Limited (UK company) 100%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         Energy Capital Partnership (Australia partnership 98%
11                            Enerloy Pty Ltd. (Australia company) 100%
10                         Mission Energy Development Australia Pty Ltd. 100%
                           Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205
                           Victoria, Australia
11                            Gippsland Power Pty Ltd 100%
                              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne,
                              3205 Victoria, Australia
12                               Loy Yang B Joint Venture 49% [See 4.EME11]
                                 Address: Bartons Lane, Loy Yang, Victoria, Australia 3844
09                      Energy Capital Partnership (Australia partnership) 1%LP
10                         Enerloy Pty Ltd. (Australia company) 100%
09                      First Hydro Holdings Company (Australia partnership) 99%
                        Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
10                         First Hydro Company 99% [See 4.EME15]
                           Address:  Bala House, St. David's Park, Ewloe, Dlwyd, Wales CH5 3XJ
10                         First Hydro Finance plc 100%
                           Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
11                            First Hydro Company 1% [See 4.EME15]
                              Address:  Bala House, St. David's Park, Ewloe, Dlwyd, Wales CH5 3XJ
06            Mission Energy Company (UK) Limited (United Kingdom private limited company) 100%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Derwent Cogeneration Limited (United Kingdom private limited liability company) (equity) 33%
                 [See 4.EME14]
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Edison Mission Energy Limited (UK private limited company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Edison Mission Operation & Maintenance Limited (a United Kingdom corporation) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Edison Mission Services Limited (UK private limited company) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Mission Hydro (UK) Limited 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  First Hydro Holdings Company 1%
09                      First Hydro Company 99% [See 4.EME15]
09                      First Hydro Finance plc 100%
10                         First Hydro Company 1% [See 4.EME15]
08                  Mission Hydro Limited Partnership 1%GP
09                      EME Generation Holdings Limited (UK co.) 100%
10                         Loyvic Pty Ltd. (Australia company) 100%
11                            Energy Capital Partnership (Australia partnership) 1%
12                               Enerloy Pty Ltd. (Australia co.) 100%
10                         EME Victoria Generation Limited (UK co.) 100%
11                            Energy Capital Partnership (Australia partnership 98%
12                               Enerloy Pty Ltd. (Australia co.) 100%
11                            Mission Energy Development Australia Pty Ltd.
12                               Gippsland Power Pty Ltd 100%
13                                   Loy Yang B Joint Venture 49% [See 4.EME11]
10                         Energy Capital Partnership (Australia partnership) 1%LP
11                            Enerloy Pty Ltd. (Australia company) 100%
10                         First Hydro Holdings Company (Australia partnership) 99%
11                            First Hydro Company 99% [See 4.EME15]
11                            First Hydro Finance plc 99%

                                    Page 28

12                               First Hydro Company 1% [See 4.EME15]
07               Pride Hold Limited (United Kingdom corp.) 99%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
08                  Lakeland Power Ltd. (United Kingdom private limited liability company) 100%
                    [See 4.EME19]
                    Address:  Roosecote Power Station, Barrow-In-Furness, Cumbria, England LA13 OPQ
08                  Lakeland Power Development Company (UK corp.) 100%
                    Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Rapid Energy Limited
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
06            Mission Energy Italia s.r.l. 90% Rep Office in Italy
              Address: Villa Brasini, Via Flaminia 497, 00191 Rome Italy
06            Mission NZ Operations B.V. 100% (Inactive)
              Address:  Croeselaan 18, 3500 GT Utrecht, The Netherlands
06            Pride Hold Limited (United Kingdom corporation) 1%
              Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Lakeland Power Development Company (UK corp.) 100%
                 Address:  Lansdowne House, Berkeley Square, London W1X 5DH England
07               Lakeland Power Ltd. (United Kingdom private limited liability company) 100% [See 4.EME19]
                 Address:  Roosecote Power Station, Barrow-In-Furness, Cumbria, England LA13 OPQ
06            EcoElectrica S.a.r.l. (Luxemburg)
              Address:  12-16, Avenue Monterey, L-2163 Luxembourg
07               EME del Caribe Holding GmbH (Austria)
                 Address:  4020 Linz, Landstrasse 12, Austria
08                  EME del Caribe (Cayman Islands)
                    Address:  First Floor, Caledonian House, Mary St, George Town, Grand Cayman, Cayman Islands
09                      EcoElectrica Holdings, Ltd. (Cayman Islands) 50%
                        Address:  1350 GT, The Huntlaw Building, Fort Street, Grand Cayman, Cayman Islands
10                         EcoElectrica Ltd. (Cayman Islands) 100%
                           Address:  1350 GT, The Huntlaw Building, Fort Street, Grand Cayman, Cayman Islands
11                            EcoElectrica LP (Bermuda partnership) (equity) 1% [See 4.EME08]
                              Address:  Plaza Scotiabank, 273 Ponce de Leon Avenue, Suite 902, Hato Rey, Puerto
                              Rico 00918
10                         EcoElectrica LP (Bermuda partnership) (equity) 99% [See 4.EME08]
                           Address:  Plaza Scotiabank, Suite 902, Avenida Ponce de Leon 273, Hato Rey, Puerto
                           Rico 00918
06            Southwestern Generation B.V. 100%
              Address:  Croeselaan 18, 3521 CB Utrecht, The Netherlands
06            Traralgon Power Pty. Ltd. (Australian corporation) 99%
              Address:  Southgate Complex, Level 20, HWT Tower, 40 City Road, South Melbourne, 3205 Victoria,
              Australia
07               Mission Victoria Partnership (Australian partnership) 46.69% (100% w/ Latrobe PPL 52.31% and
                 MEVALP 1%)
08                  Latrobe Power Partnership (Australian partnership) 99%
09                      Loy Yang B Joint Venture 51% [See 4.EME11]

                                    Page 29